                                                                    EXHIBIT 21.1

         LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
                             (as of June 30, 2001)


                                                                    STATE AND FORM OF
                         NAME                                         ORGANIZATION
                         ----                                       -----------------
FelCor Mergesub, L.L.C.                                   Delaware; Limited Liability Company
FelCor/CSS Hotels, L.L.C.                                 Delaware; Limited Liability Company
FelCor/CSS Holdings, L.P.                                 Delaware; Limited Partnership
FelCor/St. Paul Holdings, L.P.                            Delaware; Limited Partnership
FelCor/Charlotte Hotel, L.L.C.                            Delaware; Limited Liability Company
FelCor/Indianapolis Hotel, L.L.C.                         Delaware; Limited Liability Company
E.S. Charlotte Limited Partnership                        Minnesota; Limited Partnership
E.S. North, an Indiana Limited Partnership                Indiana; Limited Partnership
FCH/PSH, L.P.                                             Pennsylvania; Limited Partnership
FelCor Lodging Holding Company, L.L.C.                    Delaware; Limited Liability Company
FelCor Lodging Company, L.L.C.                            Delaware; Limited Liability Company
FelCor Hotel Operating Company, L.L.C.                    Delaware; Limited Liability Company
FelCor Pennsylvania Company, L.L.C.                       Delaware; Limited Liability Company
FelCor Hospitality Holding Company, L.L.C.                Delaware; Limited Liability Company
FelCor Hospitality Company, L.L.C.                        Delaware; Limited Liability Company
FelCor  Hotel Asset Company, L.L.C.                       Delaware;  Limited Liability Company
FHAC Nevada Holdings, L.L.C.                              Nevada; Limited Liability Company
FHAC Texas Holdings, L.P.                                 Texas; Limited Partnership
FelCor HHCL Company, L.L.C.                               Delaware; Limited Liability Company
FelCor Hotels GenPar, L.L.C.                              Delaware; Limited Liability Company
FelCor Hotels LimPar, L.L.C.                              Delaware; Limited Liability Company
HHHC GenPar, L.P.                                         Delaware; Limited Partnership
FelCor Hotel Company, Ltd.                                Texas; Limited Partnership
FelCor Hotels GenPar II, L.L.C.                           Delaware; Limited Liability Company
FelCor Hotel Company II, Ltd.                             Texas; Limited Partnership
FelCor Chat-Lem, L.L.C.                                   Delaware; Limited Liability Company

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

                                                                    STATE AND FORM OF
                         NAME                                         ORGANIZATION
                         ----                                       -----------------
HI Chat-Lem/Iowa - New Orleans Venture                    Louisiana; General Partnership
FelCor Philadelphia Center, L.L.C.                        Delaware; Limited Liability Company
FelCor Marshall Motels, L.L.C.                            Delaware; Limited Liability Company
Center City Hotel Associates                              Pennsylvania; Limited Partnership
FelCor Hotels Financing II, L.L.C.                        Delaware; Limited Liability Company
FelCor Hotels Financing I, L.L.C.                         Delaware; Limited Liability Company
FelCor Hotels Investments I, Ltd.                         Texas; Limited Partnership
FelCor Hotels Investments II, Ltd.                        Texas; Limited Partnership
FelCor Salt Lake, L.L.C.                                  Delaware; Limited Liability Company
FelCor St. Louis Company, L.L.C.                          Delaware; Limited Liability Company
FelCor Canada Holding GP, L.L.C.                          Delaware; Limited Liability Company
FelCor Canada Holding, L.P.                               Delaware; Limited Partnership
FelCor Canada Co.                                         Nova Scotia; Unlimited Liability Company
FelCor Omaha Hotel Company, L.L.C.                        Delaware; Limited Liability Company
FelCor Country Villa Hotel, L.L.C.                        Delaware; Limited Liability Company
FelCor Moline Hotel, L.L.C.                               Delaware; Limited Liability Company
FelCor Eight Hotels, L.L.C.                               Delaware; Limited Liability Company
EPT Meadowlands Limited Partnership                       Delaware; Limited Partnership
EPT Kansas City Limited Partnership                       Delaware; Limited Partnership
EPT San Antonio Limited Partnership                       Delaware; Limited Partnership
EPT Austin Limited Partnership                            Delaware; Limited Partnership
EPT Overland Park Limited Partnership                     Delaware; Limited Partnership
EPT Atlanta - Perimeter Center Limited Partnership        Delaware; Limited Partnership
EPT Raleigh Limited Partnership                           Delaware; Limited Partnership
EPT Covina Limited Partnership                            Delaware; Limited Partnership
Promus/FCH Condominium Company, L.L.C.                    Delaware; Limited Liability Company
Promus/FCH Development Company, L.L.C.                    Delaware; Limited Liability Company

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

                                                                    STATE AND FORM OF
                         NAME                                         ORGANIZATION
                         ----                                       -----------------
Promus/FelCor San Antonio Venture                         Texas; General Partnership
Promus/FelCor Parsippany Venture                          New Jersey; General Partnership
MHV Joint Venture                                         Texas; General Partnership
Promus/FelCor Lombard Venture                             Illinois; General Partnership
Promus/FelCor Hotels, L.L.C.                              Delaware; Limited Liability Company
Kingston Plantation Development Corp.                     Delaware; Corporation
Promus/FelCor Manager, Inc.                               Delaware; Corporation
FelCor/New Orleans Annex, L.L.C.                          Delaware; Limited Liability Company
Brighton at Kingston Plantation, L.L.C.                   Delaware; Limited Liability Company
FCH/DT Hotels, L.L.C.                                     Delaware; Limited Liability Company
FCH/DT Holdings, L.P.                                     Delaware; Limited Partnership
FCH/DT BWI Holdings, L.P.                                 Delaware; Limited Partnership
FelCor/LAX Hotels, L.L.C.                                 Delaware; Limited Liability Company
FelCor/LAX Holdings, L.P.                                 Delaware; Limited Partnership
Los Angeles International Airport Hotel Associates, a     Texas; Limited Partnership
Texas limited partnership
Park Central Joint Venture                                Texas; General Partnership
FelCor Airport Utilities, L.L.C.                          Delaware; Limited Liability Company
FelCor/MM Hotels, L.L.C.                                  Delaware; Limited Liability Company
FelCor/MM Holdings, L.P.                                  Delaware; Limited Partnership
Tysons Corner Hotel Company, L.L.C.                       Delaware; Limited Liability Company
FelCor/MM S-7 Hotels, L.L.C.                              Delaware; Limited Liability Company
FelCor/MM S-7 Holdings, L.P.                              Delaware; Limited Partnership
FelCor/CMB Buckhead Hotel, L.L.C.                         Delaware; Limited Liability Company
FelCor/CMB Corpus Hotel, L.L.C.                           Delaware; Limited Liability Company
FelCor/CMB Corpus Holdings, L.P.                          Delaware; Limited Partnership
FelCor/CMB Deerfield Hotel, L.L.C.                        Delaware; Limited Liability Company
FelCor/CMB Marlborough Hotel, L.L.C.                      Delaware; Limited Liability Company

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

                                                                    STATE AND FORM OF
                         NAME                                         ORGANIZATION
                         ----                                       -----------------
FelCor/CMB New Orleans Hotel, L.L.C.                      Delaware; Limited Liability Company
FelCor/CMB Orsouth Hotel, L.L.C.                          Delaware; Limited Liability Company
FelCor/CMB Orsouth Holdings, L.P.                         Delaware; Limited Partnership
FelCor/CMB Piscataway Hotel, L.L.C.                       Delaware; Limited Liability Company
FelCor/CMB SSF Hotel, L.L.C.                              Delaware; Limited Liability Company
FelCor/CMB SSF Holdings, L.P.                             Delaware; Limited Partnership
FCH/IHC Hotels, L.P.                                      Delaware; Limited Partnership
FCH/IHC Dallas Holdings, L.L.C.                           Delaware; Limited Liability Company
FCH/IHC Dallas Hotels, L.P.                               Delaware; Limited Partnership
FCH/IHC I-10 Holdings, L.L.C.                             Delaware; Limited Liability Company
FCH/IHC I-10 Hotels, L.P.                                 Delaware; Limited Partnership
FCH/IHC Atlanta Hotels, L.L.C.                            Delaware; Limited Liability Company
FCH/IHC Scottsdale Hotels, L.L.C.                         Delaware; Limited Liability Company
FCH/IHC Houston Holdings, L.L.C.                          Delaware; Limited Liability Company
FCH/IHC Houston Hotels, L.P.                              Delaware; Limited Partnership
FelCor TRS I, L.L.C.                                      Delaware; Limited Liability Company
FelCor TRS Holdings, L.P.                                 Delaware; Limited Partnership
FelCor TRS II, Inc.                                       Delaware; Corporation
DJONT Operations, L.L.C.                                  Delaware; Limited Liability Company
DJONT Leasing, L.L.C.                                     Delaware; Limited Liability Company
DJONT/EPT Manager, Inc.                                   Delaware; Corporation
DJONT/EPT Leasing, L.L.C.                                 Delaware; Limited Liability Company
FCH/DT Leasing, L.L.C.                                    Delaware; Limited Liability Company
FCH/DT Leasing II, L.L.C.                                 Delaware; Limited Liability Company
FCH/SH Leasing, L.L.C.                                    Delaware; Limited Liability Company
FCH/SH Leasing II, L.L.C.                                 Delaware; Limited Liability Company
HI Chat-Lem Leasing, L.L.C.                               Delaware; Limited Liability Company
DJONT/CMB Buckhead Leasing, L.L.C.                        Delaware; Limited Liability Company
DJONT/CMB FCOAM, L.L.C.                                   Delaware; Limited Liability Company
DJONT/CMB Deerfield Leasing, L.L.C.                       Delaware; Limited Liability Company
DJONT/CMB Corpus Leasing, L.L.C.                          Delaware; Limited Liability Company
DJONT/CMB SSF Leasing, L.L.C.                             Delaware; Limited Liability Company
DJONT/CMB Orsouth Leasing, L.L.C.                         Delaware; Limited Liability Company
DJONT/CMB New Orleans Leasing, L.L.C.                     Delaware; Limited Liability Company
DJONT/CMB Piscataway Leasing, L.L.C.                      Delaware; Limited Liability Company
BHR Operations, L.L.C.                                    Delaware; Limited Liability Company
FCH/Interstate Leasing, L.L.C.                            Delaware; Limited Liability Company
FCH/IHC Leasing, L.P.                                     Delaware; Limited Partnership
FCH/IHC Atlanta Leasing, L.L.C.                           Delaware; Limited Liability Company
FCH/IHC Scottsdale Leasing, L.L.C.                        Delaware; Limited Liability Company
FCH/IHC I-10 Leasing GP, L.L.C.                           Delaware; Limited Liability Company
FCH/IHC I-10 Leasing, L.P.                                Delaware; Limited Partnership
FCH/IHC Houston Leasing GP, L.L.C.                        Delaware; Limited Liability Company
FCH/IHC Houston Leasing, L.P.                             Delaware; Limited Partnership
FCH/IHC Dallas Leasing GP, L.L.C.                         Delaware; Limited Liability Company
FCH/IHC Dallas Leasing, L.P.                              Delaware; Limited Partnership
BHR Hotels Finance, Inc.                                  Delaware; Corporation
BHR Dallas Tenant Company, L.P.                           Delaware; Limited Partnership
BHR Plano Tenant Company, L.P.                            Delaware; Limited Partnership
BHR Lodging Tenant Company                                Delaware; Corporation
BHR Canada Tenant Company                                 Nova Scotia; Unlimited Liability Company
BHR Salt Lake Tenant Company, L.L.C.                      Delaware; Limited Liability Company
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